UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

Rapport Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42121	88-0724208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street Suite 2100
Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 321-8020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RAPP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 8, 2025, Rapport Therapeutics, Inc. (the “Company” or “Rapport”) issued a press release titled “Rapport Announces Positive Topline Results from Phase 2a Clinical Trial of RAP-219 in Patients with Focal Onset Seizures.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on September 8, 2025, the Company will host a webcast to discuss topline data from its Phase 2a clinical trial of RAP-219 in patients with drug-resistant focal onset seizures. A copy of the presentation from the webcast will be available on the “Investors” page of the Company’s website at www.rapportrx.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On September 8, 2025, the Company announced topline data from its Phase 2a clinical trial of RAP-219 (RAP-219-FOS-201) in patients with drug-resistant focal onset seizures. The topline results, as well as additional corporate updates, are summarized below.

Key Efficacy Results

Efficacy findings from the Phase 2a trial achieved statistically significant results for primary long episode (“LE”) endpoints and key secondary endpoints of clinical seizures. In the 8-week treatment period, 85.2% of patients achieved ≥30% reduction in LEs from baseline (p<0.0001), 72.0% achieved ≥50% reduction in clinical seizures from baseline (p<0.0001), and 24% of patients achieved seizure freedom for the 8-week treatment period (p<0.0001). Topline efficacy data are shown in the following table.

Outcome Measures for 8-Week Treatment Period		RAP-219
Long Episodes (LEs)— primary efficacy endpoint mITT: N=27	Patients with ≥30% reduction in LEs from baseline	85.2% (p<0.0001)
	Median reduction in LE frequency from baseline	71.0% (p=0.0001)

Clinical Seizures (CS)— key secondary endpoint mITT-CS: N=25	Patients with ≥50% reduction in clinical seizures from baseline	72.0% (p<0.0001)
	Patients who achieved seizure freedom	24.0% (p<0.0001)
	Median reduction in clinical seizure frequency from baseline	77.8% (p=0.01)

mITT: patients with ≥3 weeks of treatment, ≥70% adherence, and no RNS system detection or stimulation setting changes. mITT-CS: mITT with clinical seizures in prospective baseline. Statistical methods: For responder analysis for LEs, clinical seizure reduction ≥50%, and seizure freedom, two-tailed p-values were calculated using a one-sample exact binomial of proportions against a null hypothesis of 10%, 20%, and 1.5% respectively. For median reduction from baseline in LEs and clinical seizures, two-tailed p-values were calculated from the Wilcoxon signed rank test against a null hypothesis of 0% and 20%, respectively.

Key Safety and Tolerability Results

Thirty patients entered the 8-week treatment period of the Phase 2a trial and were dosed with RAP-219. There were four discontinuations during the treatment period, three of which were attributed to treatment-emergent adverse events (“TEAEs”). The safety population comprised all 30 patients receiving at least one dose of RAP-219. In the Phase 2a trial, RAP-219 was generally well-tolerated, with the majority of TEAEs being mild and a low discontinuation rate:

•	No serious adverse events were reported during the treatment period

•	All TEAEs reported were mild (78.5%) or moderate (21.5%) in severity (Grades 1 or 2)

•	3 (10%) patients discontinued treatment due to TEAEs

•

The most common TEAEs reported (≥ 10% incidence) were dizziness (n= 8, 26.7%), headache (n = 5, 16.7%), fatigue (n = 4, 13.3%), fall (n = 3, 10.0%), nausea (n = 3, 10.0%), and somnolence (n = 3, 10.0%).

Trial Demographics and Baseline Characteristics

The demographics and baseline characteristics of patients enrolled in the Phase 2a study are consistent with that of patients expected in future registrational trials. The trial enrolled 12 women and 18 men, and the mean age of patients enrolled was 40.1 years. The mean age of enrolled patients at the time of their first seizure was 16.6 years. Patients were taking a median of 3 concomitant antiseizure medications, with the highest proportion of patients taking lamotrigine (50%), levetiracetam (40%), and cenobamate (37%) medications.

Additional Development Plans

Rapport plans to hold an end-of-Phase 2 meeting with the U.S. Food and Drug Administration in the fourth quarter of 2025. The 8-week follow-up period of the Phase 2a trial is currently ongoing with additional efficacy analyses and 8-week follow up results expected in 2026. By the end of 2025, Rapport plans to initiate an open-label long term safety trial to allow patients enrolled in the Phase 2a trial to continue on RAP-219. Preliminary results of the trial are expected in the second half of 2026. The Company plans to advance RAP-219 into two Phase 3 pivotal trials in the third quarter of 2026.

Additionally, Rapport continues development of a long-acting injectable (“LAI”) formulation of RAP-219 and expects to report initial pharmacokinetic results in 2027.

Outside of epilepsy, Rapport is evaluating RAP-219 in a Phase 2 trial in bipolar mania. The trial is currently enrolling patients and is on track, with topline results expected in the first half of 2027. An update on the plan and timeline for initiation of a Phase 2 trial in diabetic peripheral neuropathic pain is expected later in 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of focal onset seizures, bipolar mania and diabetic peripheral neuropathic pain, including the initiation, timing, progress and results of the Company’s Phase 3 clinical trials in focal onset seizures, and a Phase 2 clinical trial of RAP-219 in bipolar mania, as well as other planned clinical trials; expectations for the activity, tolerability, and commercial potential of RAP-219; the future release of data from the ongoing 8-week follow-up period of the Phase 2a trial for RAP-219; expectations for a LAI formulation of RAP-219 and the potential of a LAI to improve patient adherence; the Company’s expectations for upcoming regulatory interactions; the potential of Rapport’s RAP technology platform; and expectations for Rapport’s uses of capital, expenses and financial results.

Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Rapport Therapeutics, Inc. on September 8, 2025, furnished herewith.

99.2	Corporate presentation of Rapport Therapeutics, Inc., furnished herewith.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapport Therapeutics, Inc.

Date: September 8, 2025	By:	/s/ Troy Ignelzi
Troy Ignelzi Chief Financial Officer